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                                                                    EXHIBIT 10.2

                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

                  THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "AMENDMENT") is dated as of the 15th day of March 2000, and is entered into by and among S1 Corporation, a Delaware corporation ("S1"), Austin Acquisition Corporation, a Texas corporation and a wholly owned subsidiary of S1 ("MERGER SUB"), Q-Up Systems, Inc., a Texas corporation ("Q-UP"), and the shareholders of Q-Up who are signatories hereto and thereto (the "Q-UP STOCKHOLDERS").

                                    RECITALS

                  WHEREAS, the parties hereto have previously entered into that certain Agreement and Plan of Merger dated as of March 6, 2000 (the "AGREEMENT"), pursuant to which Merger Sub with merge with and into Q-Up with Q-Up being the surviving corporation and thereby becoming a wholly owned subsidiary of S1 (the "MERGER");

                  WHEREAS, pursuant to Sections 8.3 and 8.4 of the Agreement, the parties desire to amend and replace the last sentence of Section 6.2(a) of the Agreement; and

                  WHEREAS, all terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Agreement, the sufficiency of which is hereby acknowledged , the parties hereto agree as follows:

                                    AGREEMENT

         SECTION 1.        AMENDMENT.

                  Effective as of the date hereof, the last sentence of Section 6.2(a) of the Agreement shall be deleted and the following shall be substituted in lieu thereof:

                  "Accordingly, in addition to the access contemplated by this
Section 6.2(a), Q-Up shall cooperate fully with S1 to conduct a reasonable due diligence investigation of Q-Up which shall be completed by March 17, 2000 (the "DUE DILIGENCE PERIOD")."

         SECTION 2.        AGREEMENT OTHERWISE UNCHANGED.

                  Except as otherwise specifically amended herein, the balance of the Agreement shall remain unchanged and in full force and effect.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, S1, Merger Sub, Q-Up and the Q-Up Stockholders have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 S1 CORPORATION

                                 By:      /s/ Robert F. Stockwell
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------

                                 AUSTIN ACQUISITION CORPORATION


                                 By:      /s/ Robert F. Stockwell
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------


                                 Q-UP SYSTEMS, INC.


                                 By:      /s/ LD Martin
                                     ------------------------------------------
                                 Name:    LD Martin
                                       ----------------------------------------
                                 Title:   President
                                        ---------------------------------------


                                 Q-UP SHAREHOLDERS:


                                 /s/ Robert H. Seale, III
                                 ---------------------------------------------
                                 Robert H. Seale, III

                                 /s/ L. Daniel Martin
                                 ---------------------------------------------
                                 L. Daniel Martin


                                 RHS INVESTMENTS-1, L.P.


                                 By:  RS & TS Corporation, its general partner
                                    ------------------------------------------

                                 By:   /s/ Robert H. Seale, III
                                    ------------------------------------------
                                       Robert H. Seale, III


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                                 /s/ Robert C. Buckner
                                 ---------------------------------------------
                                 Robert C. Buckner


                                 LDC CONSULTING, a sole proprietorship


                                 By:   /s/ Lawrence D. Hausman-Cohen
                                    ------------------------------------------
                                    Lawrence D. Hausman-Cohen
                                    Sole Proprietor

                                 /s/ Wade Sanders
                                 ---------------------------------------------
                                 Wade Sanders

                                 /s/ Jack McDonald
                                 ---------------------------------------------
                                 Jack McDonald

                                 /s/ Tony Flagg
                                 ---------------------------------------------
                                 Tony Flagg


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